Supplement to the John Hancock Institutional Funds Prospectus
                               Dated July 1, 2002

                   John Hancock Focused Small Cap Growth Fund

On May 20, 2003, the Trustees of John Hancock Focused Small Cap Growth Fund (the "Fund") voted to recommend that the shareholders of the Fund approve a tax-free reorganization of the Fund, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on September 24, 2003, the Fund would transfer all of its assets and liabilities to John Hancock Small Cap Growth Fund ("Small Cap Growth Fund ") in a tax-free exchange for Class I shares of equal value of Small Cap Growth Fund . Further information regarding the proposed reorganization will be contained in a proxy statement and prospectus which is scheduled to be mailed to the Fund's shareholders on or about July 15, 2003.

Effective at the close of business on July 2, 2003, the Fund will be closed to all new accounts.


May 21, 2003
5/03